Retail Store Closures and Office Restructuring	12 Months Ended
Feb. 02, 2013
Retail Store Closures and Office Restructuring

NOTE 17—RETAIL STORE CLOSURES AND OFFICE RESTRUCTURING

Shanghai Office Restructuring

In April 2011, the Company restructured its Shanghai office location and terminated employees at that office, as well as terminated employees within the corporate headquarters in Corte Madera, CA. As a result, during fiscal 2011, the Company incurred $1.6 million in restructuring related costs, including one-time employee termination benefits, contract termination fees, loss on disposal of capitalized property and equipment, and other associated costs, which are included in selling, general and administrative expenses on the consolidated statements of operations. During fiscal 2012, the Company did not incur any restructuring related costs. At February 2, 2013, the Company did not have any remaining future liabilities related to this office restructuring. The Company does not expect to incur additional costs associated with this office restructuring in future periods.

Retail Store Closures

In June and July 2011, the Company closed four retail store locations prior to their respective lease termination dates. As a result, during fiscal 2011, the Company incurred $3.2 million in exit related costs, including contract termination fees, one-time employee termination benefits and other associated costs. During fiscal 2012, the Company recorded income of $0.4 million related to a change in estimate of liabilities related to closed stores. At February 2, 2013, the Company had remaining future liabilities existing under the lease agreements of $0.3 million which consist of contract termination fees. The Company does not expect to incur additional costs associated with these retail store closures in future periods.